SECURED TERM PROMISSORY NOTE
                                  TALADIN, INC.

US $450,000.00                                                 February 13, 2006

      FOR VALUE RECEIVED, the undersigned, Taladin, Inc. ("Debtor"), hereby covenants and promises to pay to Tara Financial Services, Inc., a California corporation, ("Payee"), the principal sum of Four Hundred Fifty Thousand and No/100 Dollars, ($450,000.00), together with interest thereon at a rate equal to twelve percent (12%) per annum, compounded annually, which shall be payable as follows:

      (a) principal and interest are due and payable in equal monthly installments of Seven Thousand and No/100 Dollars ($7,000.00), on the first day of each month, beginning March 1, 2006, and continuing through September 1, 2006;

      (b) beginning on October 1, 2006, and continuing through December, 2006, interest only is due and payable monthly as it accrues;

      (c) beginning on January 1, 2007, the unpaid principal balance and interest are due and payable in equal monthly installments of Seven Thousand and No/100 Dollars ($7,000.00), and continuing through February 1, 2008;

      (d) beginning on March 1, 2008, the monthly payments will increase to Twelve Thousand Seven Hundred and No/100 Dollars ($12,700.00) and continue to be payable in equal monthly installments on the first day of each month thereafter until February 1, 2011 (the "Maturity Date"), upon which date all outstanding principal and interest shall be due and payable in full.

      All payments shall be made at 3436 Verdugo Road, Suite 250, Glendale, CA 91208, or at such other place as the holder of this Note may designate by notice to the Debtor.

      Payments shall be applied first to accrued interest and the remainder to reduction of the Principal Amount.

Debtor and Payee covenant and agree as follows:

      1. Prepayment. This Note may, at the option of the Debtor, be prepaid, in whole or in part, at any time through the due date of the final payment hereunder, in order of maturity. Subject to Paragraph 4, below, any such prepayment shall be without penalty or premium but shall include the payment of accrued interest, if any, on the amount prepaid to and including the date of prepayment. The Maturity Date shall remain the same and a new amortization schedule shall be prepared upon Payee's receipt of any prepayment amount.

      2. Payee's Right of Acceleration. Upon the occurrence of an Event of Default, as said term is defined in Section 3 herein, the entire remaining principal balance and other fees and charges with respect to this Note shall, at Payee's option, become immediately due and payable.


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      3. Default and Payee's Rights Upon Default. The following shall constitute an event of default ("Event of Default"):

            a. if any payment required hereunder is not made when due or any default occurs in any instrument securing the payment of this Note;

            b. if any payment required under that certain Secured Term Promissory Note of even date herewith by Taladin, Inc., as debtor, to Strategic Growth Partners, LLC, as Payee, in the original principal amount of $150,000, is not made when due or any default occurs in any instrument securing the payment of such Secured Term Promissory Note;

            c. if any payment required under any written obligations owing by NOW Solutions, Inc., a Delaware corporation, to Payee is not made when due;

            d. if any payment required under that certain Royalty Agreement of even date herewith by and between NOW Solutions, Inc. and Payee is not made when due; and

            e. if any payment required under that certain Secured Term Promissory Note of even date herewith by Vertical Computer Systems, Inc., as debtor, to Payee, is not made when due or any default occurs in any instrument securing the payment of such Secured Term Promissory Note.

            If any Event of Default occurs, then from the date such Event of Default occurs until it is cured or waived in writing, in addition to any agreed upon charges, the then outstanding principal balance of this Note shall thereafter bear interest at a rate of eighteen (18%) percent per annum (the "Default Rate") computed on the basis of a year of three hundred sixty (360) days and actual days elapsed unless collection from the Debtor of interest at such rate would be contrary to applicable law, in which event such amount shall bear interest at the highest rate which may be collected from the Debtor under applicable law.

      4. Principal Pay-Down. Until such time as the amounts due pursuant to this Note have been paid in full, the principal due hereunder shall be prepaid at the rate of 3% of Excess New Sales. "Excess New Sales" are software sales by NOW Solutions, Inc. to new customers during a calendar year in an amount greater than $800,000.00. Additionally, if software sales by NOW Solutions, Inc. to new customers are greater than $1.5 Million during a calendar year, then an additional 2% of such Excess New Sales will be paid towards the principal balance.

            Furthermore, in addition to the foregoing and until such time as the amounts due pursuant to this Note have been paid in full, the principal due hereunder shall be prepaid at the rate of 25% of the Net Proceeds (as hereinafter defined) from any judgment, settlement, decree, agreement or order received by or entered into by or on behalf of NOW Solutions, Inc. related to the case styled VERTICAL COMPUTER SYSTEMS, INC., a member of NOW SOLUTIONS, LLC, suing in the Right of NOW SOLUTIONS, LLC, and VERTICAL COMPUTER SYSTEMS, INC., suing in its own Right v. ROSS SYSTEMS, INC., J. PATRICK TINLEY, GARY GYSELEN, and ARGLEN ACQUISITIONS, LLC, pending in the Supreme Court for the State of New York, New York County (Index Number 600644/03) and the case styled Ross Systems, Inc. v. NOW Solutions, LLC, pending in the Supreme Court for the State of New York, New York County (Index Number 600679/04). For purposes of this Agreement, "Net Proceeds" shall mean funds remaining after payment of legal fees and expenses to the law firm of Wolman Blair, P.L.L.C. (the "Firm") and any additional direct costs incurred by the Firm or NOW Solutions, Inc. in connection with the above lawsuits.


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            Any payments applied to principal  pursuant to this Section 4, shall be applied to the principal balance pursuant to the terms of Section 1, Prepayment. Notwithstanding the foregoing, any such prepayments pursuant to this
Section 4 shall be deemed a penalty.

      5. Conversion Option. All or any portion of the unpaid principal of this Note, plus accrued interest hereon, shall be convertible, at the option of Payee, into shares of Common Stock, $0.01 par value, issued by Borrower (the "Common Stock"). At the time of any such conversion of the aggregate of the principal amount and accrued interest, or a portion thereof, the rights of the Payee with respect to such portion of the aggregate of the principal amount and accrued interest so converted shall cease and the Payee shall be deemed to have become the record holder of the Common Stock issuable upon such conversion. The Borrower covenants with the Payee that it will at all times reserve and keep available out of its authorized Common Stock and solely for the purpose of conversion as provided herein, and conditionally allot to the Payee, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Borrower covenants with the Payee that all shares of Common Stock which shall be so issuable shall be duly and validly issued as fully-paid and non-assessable.

            The Common Stock into which this Note may be converted shall be referred to herein as the "Conversion Shares." The entire principal amount of this Note and accrued interest thereon may be converted into shares of Common Stock equal to 2.5% of outstanding Common Stock at the time of conversion. In the event only a portion of the unpaid principal of this Note plus accrued interest thereon is converted, the number of Conversion Shares shall be determined by dividing (a) such converted portion of the unpaid principal of this Note plus accrued interest thereon by (b) the aggregate of the principal amount of this Note and accrued interest thereon, and multiplying such quotient by the number of shares of Common Stock equal to 5% of outstanding Common Stock at the time of conversion. Notwithstanding the foregoing, in no event shall the aggregate number of Conversion Shares exceed 2.5% of outstanding Common Stock at the time of the first conversion hereunder. Upon any such conversion, the Payee shall execute any and all customary and appropriate documents to implement the foregoing.

      6. Conversion Procedures. Payee may exercise its conversion right by giving written notice (the "Conversion Notice") to the Borrower of the exercise of such right. The conversion of this Note (or such portion thereof as Payee shall determine) will be deemed to have been effected as of the date of receipt of the Conversion Notice (the "Conversion Date").

            Within two business days of the Conversion Date, the Payee shall surrender this Note at the principal office of the Borrower, for replacement or cancellation.


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            Within two business days of the surrender of the Note by Payee,  the
Borrower will deliver to the converting Payee (a) a certificate or certificates representing Conversion Shares and (b) a replacement note for the unconverted principal balance (if any) of this Note. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

            On the Conversion Date, the rights of the Payee of this Note to receive payment of such portion of the principal and interest as Payee has converted hereunder will cease and the person or persons in whose name or names any certificate or certificates for Conversion Shares are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares represented thereby.

            The issuance of certificates for the Conversion Shares will be made without charge to the Payee for any issuance tax in respect thereof or other cost incurred by the Borrower in connection with such conversion and the related issuance of Conversion Shares.

            If any fractional interest in Conversion Shares would be deliverable upon any conversion of this Note, in lieu of delivering the fractional share therefor, the number of Conversion Shares shall be rounded to the nearest whole number.

      7. Savings Clause. Interest on the debt evidenced by this Note will not exceed the maximum rate or amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law. Any interest in excess of that maximum amount will be credited on the Principal Amount or; if the Principal Amount has been paid, refunded. On any acceleration or required or permitted prepayment, any excess interest will be canceled automatically as of the acceleration or prepayment or, if the excess interest has already been paid, credited on the Principal Amount or, if the Principal Amount has been paid, refunded. This provision overrides any conflicting provisions in this Note and all other instruments concerning the debt.

      8. General Provisions.

            8.1 If this Note is not paid when due, or upon the occurrence of an Event of Default, the Debtor further promises to pay all costs of collection, foreclosure fees, reasonable attorneys' fees and expert witness fees incurred by the Payee, whether or not suit is filed hereon.

            8.2 The undersigned hereby consents to any and all renewals, replacements and/or extensions of time for payment of this Note before, at or after maturity.

            8.3 No delay or omission on the part of the Payee of this Note in exercising any right shall operate as a waiver thereof or of any other right.

            8.4 No waiver by the Payee of this Note upon any one occasion shall be effective unless in writing nor shall it be construed as a bar or waiver of any right or remedy on any future occasion.


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            8.5 All the terms of this Note  shall be  binding  upon and incur to the benefit of and be enforceable by the parties hereto and their respective heirs, representatives, successors and assigns, whether or not so expressed.

            8.6 Time is of the essence for the performance by the undersigned of the obligations set forth in this Note.

            8.7 Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective.

            8.8 This Note cannot be changed, modified, amended or terminated orally.

            8.9 This Note shall be governed by, construed and enforced in accordance with the laws of the State of California without reference to the principles of conflicts of laws thereof.

            8.10 The Debtor shall have forty-five (45) days to cure a payment default after notice of default thereof sent to Debtor by or on behalf of Payee.

            8.11 Principal of, and interest on, this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall not accrue until such next succeeding business day.

            8.12 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. DEBTOR WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION OR PROCEEDING AND ACKNOWLEDGES THAT YOUR ACCEPTANCE OF THIS NOTE CONSTITUTES YOUR WAIVER OF ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION OR PROCEEDING.

            8.13 The jurisdiction, venue and choice of law provision set forth herein will survive the termination of this Note.

      9. Security Agreement. This Note is secured by a security interest in certain of Debtor's collateral as identified in that certain Security Agreement, between Debtor and Payee, dated as of February 13, 2006 (as the same has been amended, revised, or amended and restated from time to time, the "Security
Agreement"). All of the terms and conditions of the Security Agreement are incorporated herein and made a part hereof. Nothing herein shall be deemed to limit any of the terms, provisions, conditions, representations, stipulations, or agreements contained in the Security Agreement or any other present or future document, instrument or agreement, between the Debtor and Payee, and all of Payee's rights and remedies hereunder and thereunder are cumulative.


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      10. Debtor and all guarantors,  endorsers and sureties  consent that Payee at any time may extend the time of payment of all or any part of the indebtedness secured hereby, or may grant any other indulgences.

      11. Except as otherwise stated herein, all notices, responses, requests, documents and service of legal process will be sufficiently given or served if mailed or delivered via certified mail, return receipt requested, or by a nationally recognized overnight delivery service: (a) to Debtor at 201 Main Street, Ste. 1175, Fort Worth, Texas 76102; and (b) to Payee at 3436 Verdugo Road, Suite 250, Glendale, CA 91208, or such other address as the parties may specify from time to time in the manner required for notice set forth herein. Notices shall be effective: (a) if given by certified mail, on the fifth (5th) day after deposit in the mail with postage prepaid, addressed as aforesaid; and
(b) if given by a nationally recognized overnight delivery service, on the business day following deposit with such service, addressed as aforesaid with receipt of delivery.

THIS NOTE CONTAINS A JURY WAIVER.

DEBTOR:

Taladin, Inc.
a Texas corporation

By:
   --------------------------------------------------
   Luiz C. Valdetaro,
   Secretary

STATE OF TEXAS     ss.
                   ss.
COUNTY OF TARRANT  ss.

      On the 13th day of February in the year 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Luiz C. Valdetaro, Secretary of Taladin, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                        ________________________
                                                        Notary Public in and for
                                                        the State of Texas


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